THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
PRUDENTIAL DISCOVERY PREMIER GROUP VARIABLE CONTRACT ACCOUNT
Discovery Premier Group Retirement Annuity
Supplement to Prospectus Dated May 1, 2019
Supplement dated December 3, 2019
This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

On or about December 31, 2019, Newton Investment Management (North America) Limited (the subadviser of BNY Mellon Sustainable U.S. Equity Portfolio, Inc.) will reorganize into Newton Investment Management Limited.

PROSPECTUS CHANGES

I.	THE FUNDS
On page 9 of the prospectus, in the section titled “The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (On or about June 3, 2019, the Dreyfus Sustainable U.S. Equity Portfolio, Inc. name will change to the BNY Mellon Sustainable U.S. Equity Portfolio, Inc.),” the last paragraph is replaced with:

The investment adviser for this fund is The Dreyfus Corporation (on or about June 3, 2019, the Dreyfus Corporation name will change to BNY Mellon Investment Adviser, Inc.) and the subadviser is Newton Investment Management (North America) Limited. On or about December 31, 2019, the subadviser will change to Newton Investment Management Limited.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2019-PROSUPP-6-DP